SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     November 24, 1997


                       FIRST MIDWEST FINANCIAL, INC.
         (Exact name of registrant as specified in its charter)


  Delaware                       0-22140               42-1406262
(State or other jurisdiction (Commission File No.)    (IRS Employer
     of incorporation)                                 Identification No.)

Fifth at Erie, Storm Lake, Iowa                                   50588
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (712) 732-4117


                               N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events

     On November 24, 1997, the Registrant issued the attached press release announcing an increase in the Company's regular quarterly cash dividend.

Item 7.    Financial Statements and Exhibits

     (a)  Exhibits

          99   Additional Exhibits

               Press release, dated November 24, 1997.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST MIDWEST FINANCIAL, INC.




Date: December 3, 1997             By:  /s/ Donald J. Winchell
                                   Donald J. Winchell, Vice President,
                                   Treasurer, Chief Financial Officer and
                                   Principal Accounting Officer